Exhibit 99.2

Quarterly Supplemental

2nd Quarter 2023

NORDSTROM rack
TAZZA
Kroger

The Gallery At Westbury Plaza
New York, NY

Village District
Raleigh, NC

Grand Ridge Plaza
Seattle, WA

The Village at Riverstone
Sugar Land, TX

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

June 30, 2023

Forward-Looking Statements	i

Earnings Press Release	iii

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced	20

Annual Base Rent by State	21

Annual Base Rent by CBSA	22

Annual Base Rent by Tenant Category	23

Significant Tenant Rents	24

Tenant Lease Expirations	25

Portfolio Summary Report by State	26

Additional Disclosures and Forward-Looking Information:

Components of NAV	41

Earnings Guidance	42

Glossary of Terms	43

Safe Harbor Language

June 30, 2023

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments, or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Company’s Pending Acquisition of Urstadt Biddle

Please refer to disclosures in our 424(b)(3) prospectus, filed, with the SEC on July 12, 2023, which contains, among other things, additional risk factors related to such acquisition.

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information i

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Second Quarter 2023 Results

JACKSONVILLE, Fla. (August 3, 2023) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended June 30, 2023 and provided updated 2023 earnings guidance. For the three months ended June 30, 2023 and 2022, Net Income was $0.51 per diluted share and $0.61 per diluted share, respectively.

Second Quarter 2023 Highlights

•
Reported Nareit FFO of $1.03 per diluted share and Core Operating Earnings of $0.96 per diluted share for the second quarter
•
Raised 2023 Nareit FFO guidance to a range of $4.11 to $4.15 per diluted share and 2023 Core Operating Earnings guidance to a range of $3.89 to $3.93 per diluted share
•
The midpoint of 2023 Core Operating Earnings guidance represents approximately 5% year-over-year growth, excluding the collection of receivables reserved during 2020-2021
•
Increased Same Property NOI year-over-year by 3.6% in the second quarter, excluding lease termination fees and the collection of receivables reserved during 2020-2021
•
Increased Same Property percent leased by 70 basis points year-over-year to 95.2%, and Same Property percent commenced by 50 basis points year-over-year to 92.7%
•
Increased Same Property shop percent leased by 170 basis points year-over-year to 92.7%
•
Executed 2.0 million square feet of comparable new and renewal leases during the second quarter at blended rent spreads of +11.7% on a cash basis and +20.0% on a straight-lined basis
•
Started approximately $175 million of new development and redevelopment projects and completed approximately $68 million of redevelopment projects in the second quarter, at the Company’s share
•
As of June 30, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of $410 million
•
Issued the Company’s sixth annual Corporate Responsibility Report, illustrating Regency’s continued commitment to and leadership in ESG
•
Pro-rata net debt-to-operating EBITDAre was 4.9x at June 30, 2023
•
On May 18, 2023, the Company and Urstadt Biddle Properties Inc. (“Urstadt Biddle”) (NYSE: UBA and UBP) entered into a definitive merger agreement by which Regency will acquire Urstadt Biddle in an all-stock transaction, including the assumption of debt and preferred stock

Subsequent Highlights

•
On August 1, 2023, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.65 per share

"Regency’s second quarter was one of the strongest and most active in our history, reflected in tremendous leasing progress, robust development starts, and the announcement of our merger with Urstadt Biddle,” said Lisa Palmer, President and Chief Executive Officer. “Our success revolves around the hard work of our exceptional teams, the quality of our portfolio, and the strength of our balance sheet. And importantly, we remain well positioned to continue to drive sustainable cash flow growth."

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended June 30, 2023, Net Income Attributable to Common Shareholders (“Net Income”) was $86.8 million, or $0.51 per diluted share, compared to Net Income of $104.8 million, or $0.61 per diluted share, for the same period in 2022.

Nareit FFO

•
For the three months ended June 30, 2023, Nareit Funds From Operations (“Nareit FFO”) was $176.8 million, or $1.03 per diluted share, compared to $173.9 million, or $1.00 per diluted share, for the same period in 2022.
o
Nareit FFO in the second quarter of 2023 was favorably impacted by the collection of receivables reserved during 2020 and 2021 of $1.2 million, or $0.01 per diluted share, compared to $5.8 million, or $0.03 per diluted share, in the second quarter of 2022.
o
Nareit FFO in the second quarter of 2023 also benefitted from the reinstatement of straight-line rent receivables of $1.7 million, or approximately $0.01 per diluted share, due to the conversion of certain cash basis tenants back to accrual basis accounting, compared to $3.5 million, or $0.02 per diluted share, in the second quarter of 2022.

Core Operating Earnings

•
For the three months ended June 30, 2023, Core Operating Earnings was $164.7 million, or $0.96 per diluted share, compared to $163.1 million, or $0.94 per diluted share, for the same period in 2022.
o
Core Operating Earnings in the second quarter of 2023 was also favorably impacted by the collection of receivables reserved during 2020 and 2021 of $0.01 per diluted share, compared to $0.03 per diluted share in second quarter 2022.

Portfolio Performance

Same Property NOI

•
Second quarter 2023 Same Property NOI, excluding lease termination fees and collection of receivables reserved during 2020 and 2021, increased by 3.6% compared to the same period in 2022.
o
Second quarter 2023 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 1.5% compared to the same period in 2022.
o
Growth in Same Property base rents contributed 3.8% to Same Property NOI growth in the second quarter of 2023.

Occupancy

•
As of June 30, 2023, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.6% leased.

•
As of June 30, 2023, Regency’s Same Property portfolio was 95.2% leased, an increase of 10 basis points sequentially and an increase of 70 basis points compared to June 30, 2022.
o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 92.7%, an increase of 60 basis points sequentially and an increase of 170 basis points compared to June 30, 2022.

o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.6%, a decline of 30 basis points sequentially and a decline of 10 basis points compared to June 30, 2022.
•
As of June 30, 2023, Regency’s Same Property portfolio was 92.7% commenced, a decline of 10 basis points sequentially and an increase of 50 basis points compared to June 30, 2022.

Supplemental Information iv

Leasing Activity

•
During the three months ended June 30, 2023, Regency executed approximately 2.0 million square feet of comparable new and renewal leases at a blended cash rent spread of +11.7% and a blended straight-lined rent spread of +20.0%.
•
During the trailing twelve months ended June 30, 2023, the Company executed approximately 6.9 million square feet of comparable new and renewal leases at a blended cash rent spread of +8.1% and a blended straight-lined rent spread of +15.8%.

Corporate Responsibility

•
On May 25, 2023, Regency issued its annual Corporate Responsibility Report, illustrating the Company’s continued commitment to and leadership in ESG, as well as describing its key environmental, social and governance initiatives and achievements. The report can be found on Regency’s Corporate Responsibility website.
•
Regency remains committed to its short-term (2030) greenhouse gas emissions reduction target, which was endorsed by the Science Based Targets initiative (SBTi), as well as its long-term (2050) target to achieve net zero emissions.

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
During the second quarter, Regency started approximately $175 million of development and redevelopment projects, at the Company’s share.
o
As previously announced, during the second quarter the Company started the ground-up development SunVet in Holbook, Long Island, NY. The project will convert a vacant mall into a new 168,000 square foot Whole Foods-anchored open-air shopping center. Total project costs are estimated at $87 million.
o
As previously announced, during the second quarter the Company started Phase 3 of the redevelopment of Serramonte Center in Daly City, CA, featuring a world-class Asian food market in the former JC Penney space and the addition of small shop buildings adjacent to Macy’s.
•
During the second quarter, the Company completed redevelopment projects with combined costs of approximately $68 million, at the Company’s share, including the $56 million redevelopment of The Crossing Clarendon in Arlington, VA.
•
As of June 30, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $410 million at the Company’s share, 44% of which have been incurred to date.

Balance Sheet

•
On May 18, 2023, in conjunction with the purchase of the SunVet development project, Regency issued 338,704 operating partnership (“OP”) units at a price of $59.05 per share, for a total of $20.0 million. As previously announced, in anticipation of this OP unit issuance, Regency repurchased 349,519 shares of common stock in late March 2023 at an average price of $57.22 per share, for $20.0 million.
•
As of June 30, 2023, Regency had approximately $1.2 billion of capacity under its revolving credit facility.
•
As of June 30, 2023, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 4.9x on a trailing 12-month basis.

Urstadt Biddle Merger

•
As previously announced, the Company and Urstadt Biddle entered into a definitive merger agreement by which Regency will acquire Urstadt Biddle in an all-stock transaction, including the assumption of debt and preferred stock.
•
The transaction is expected to close mid-to-late August 2023, subject to shareholder approval at the currently scheduled August 16, 2023 Urstadt Biddle shareholder meeting, as well as the satisfaction of other closing conditions.

Supplemental Information v

Dividend

•
On August 1, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.65 per share. The dividend is payable on October 4, 2023, to shareholders of record as of September 14, 2023.

2023 Guidance

Regency Centers has updated its 2023 guidance, as summarized in the table below. The 2023 guidance ranges and assumptions remain on a Regency stand-alone basis only, and do not factor in any pro forma impacts from the pending Urstadt Biddle transaction. Please refer to the Company’s Earnings Presentation for additional detail, as well as in the Company’s second quarter 2023 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2023 Guidance (in thousands, except per share data)	2Q YTD	Current Guidance	Previous Guidance

Net Income Attributable to Common Shareholders per diluted share	$1.07	$2.05-$2.09	$2.01-$2.09

Nareit Funds From Operations ("Nareit FFO") per diluted share	$2.11	$4.11-$4.15	$4.07-$4.15

Core Operating Earnings per diluted share (1)	$1.99	$3.89-$3.93	$3.87-$3.93

Same property NOI growth without termination fees	2.0%	+1.0% to +1.5%	+0.5% to +1.5%

Same property NOI growth without termination fees or collection of 2020/2021 reserves	5.0%	+3.0% to +3.5%	+2.5% to +3.5%

Collection of 2020/2021 reserves (2)	$2,687	+/-$4,000	+/-$4,000

Certain non-cash items (3)	$20,842	+/-$37,500	$34,500-$37,500

G&A expense, net (4)	$47,563	$88,000-$91,000	$88,000-$91,000

Interest expense, net	$82,905	+/-$168,000	+/-$168,000

Recurring third party fees & commissions	$12,663	+/-$25,000	+/-$25,000

Development and Redevelopment spend	$84,768	+/-$130,000	+/-$130,000

Acquisitions	$0	$0	$0
Cap rate (weighted average)	0.0%	0%	0%

Dispositions	$0	+/-$65,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%

Unit issuance (gross)	$20,000	$20,000	$20,000

Share Repurchase settlement (gross)	$20,000	$20,000	$20,000

Note: The 2023 guidance ranges and assumptions above remain on a Regency stand-alone basis only, and do not factor in any pro forma impacts for the pending Urstadt Biddle transaction. With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.

Supplemental Information vi

Conference Call Information

To discuss Regency’s second quarter results and provide further business updates, management will host a conference call on Friday, August 4th, at 11:00 a.m. ET. Dial-in and webcast information is below.

Second Quarter 2023 Earnings Conference Call

Date:	Friday, August 4, 2023
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	2nd Quarter 2023 Webcast Link

Replay: Webcast Archive: Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO and Core Operating Earnings – Actual (in thousands, except per share amounts)

For the Periods Ended June 30, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$86,782	104,796	$184,063	300,024
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	89,505	85,738	178,540	169,868
Gain on sale of real estate	(64)	(17,089)	(305)	(119,099)
Exchangeable operating partnership units	550	452	970	1,315
Nareit Funds From Operations	$176,773	173,897	$363,268	352,108

Nareit FFO per share (diluted)	$1.03	1.00	$2.11	2.04
Weighted average shares (diluted)	172,176	173,165	172,192	172,791

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$176,773	173,897	$363,268	352,108
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Early extinguishment of debt	-	176	-	176
Certain Non-Cash Items
Straight-line rent	(1,784)	(2,534)	(4,173)	(6,012)
Uncollectible straight-line rent	(1,755)	(3,071)	(2,390)	(5,454)
Above/below market rent amortization, net	(8,554)	(5,323)	(14,219)	(10,715)
Debt premium/discount amortization	8	(51)	-	(157)
Core Operating Earnings	$164,688	163,094	342,486	329,946

Core Operating Earnings per share (diluted)	$0.96	0.94	$1.99	1.91
Weighted average shares (diluted)	172,176	173,165	172,192	172,791

Weighted Average Shares For Diluted Earnings per Share	171,275	172,424	171,369	172,036

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	172,176	173,165	172,192	172,791
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Supplemental Information vii

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to pro-rata Same Property NOI.

Reconciliation of Net Income Attributable to Common Shareholders to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended June 30, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Net income attributable to common shareholders	$86,782	104,796	$184,063	300,024
Less:
Management, transaction, and other fees	(7,106)	(6,499)	(13,144)	(13,183)
Other(1)	(12,799)	(12,110)	(22,301)	(24,731)
Plus:
Depreciation and amortization	83,161	79,350	165,868	157,192
General and administrative	25,065	17,645	50,345	36,437
Other operating expense	1,682	617	1,185	2,790
Other expense	35,133	37,876	69,549	(24,840)
Equity in income of investments in real estate excluded from NOI (2)	11,813	(375)	23,598	12,013
Net income attributable to noncontrolling interests	1,390	1,191	2,597	2,779
NOI	225,121	222,491	461,760	448,481

Less non-same property NOI (3)	(1,245)	(1,528)	(3,486)	(1,589)

Same Property NOI	$223,876	220,963	$458,274	446,892
% change	1.3%		2.5%

Same Property NOI without Termination Fees	$223,225	220,023	$452,905	444,004
% change	1.5%		2.0%

Same Property NOI without Termination Fees or Redevelopments	$188,874	188,758	$383,794	378,963
% change	0.1%		1.3%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$222,059	214,267	$450,218	428,971
% change	3.6%		5.0%
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its second quarter 2023 supplemental package that may help investors estimate earnings. A copy of the Company’s second quarter 2023 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period ended June 30, 2023. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information viii

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) under Item 1A. “Risk Factors” and on Form 10-Q for the three months ended March 31, 2023 under Part II, Item 1A. “Risk Factors”. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Supplemental Information ix

Risk Factors Related to the Company’s Pending Acquisition of Urstadt Biddle

Please refer to disclosures in our 424(b)(3) prospectus, filed with the SEC on July 12, 2023, which contains, among other things, additional risk factors related to such acquisition.

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Supplemental Information x

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xi

Summary Financial Information

June 30, 2023

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Financial Results

Net income attributable to common shareholders (page 4)	$86,782	$104,796	$184,063	$300,024
Net income per diluted share	$0.51	$0.61	$1.07	$1.74

Nareit Funds From Operations (Nareit FFO) (page 9)	$176,773	$173,897	$363,268	$352,108
Nareit FFO per diluted share	$1.03	$1.00	$2.11	$2.04

Core Operating Earnings (page 9)	$164,688	$163,094	$342,486	$329,946
Core Operating Earnings per diluted share	$0.96	$0.94	$1.99	$1.91

Same Property NOI without termination fees (page 8)	$223,225	$220,023	$452,905	$444,004
% growth	1.5%		2.0%

Same Property NOI without termination fees or collection of 2020/2021 reserves (page 8)	$222,059	$214,267	$450,218	$428,971
% growth	3.6%		5.0%

Operating EBITDAre (page 9)	$209,102	$206,565	$430,581	$417,185

Dividends declared per share and unit	$0.650	$0.625	$1.300	$1.250
Payout ratio of Core Operating Earnings per share (diluted)	67.7%	66.5%	65.3%	65.4%

Diluted share and unit count

Weighted average shares (diluted) - Net income	171,275	172,424	171,369	172,036
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	172,176	173,165	172,192	172,791

_________________________________________________________________________________________________

	As of	As of	As of	As of
	6/30/2023	12/31/2022	12/31/2021	12/31/2020
Capital Information

Market price per common share	$61.77	$62.50	$75.35	$45.59

Common shares outstanding	170,998	171,125	171,213	169,680
Exchangeable units held by noncontrolling interests	1,080	741	760	765
Common shares and equivalents issued and outstanding	172,078	171,866	171,973	170,445
Market equity value of common and convertible shares	$10,629,267	$10,741,627	$12,958,170	$7,770,596

Outstanding debt	$4,214,544	$4,225,014	$4,235,735	$4,457,742
Less: cash	(43,108)	(68,776)	(95,027)	(378,450)
Net debt	$4,171,436	$4,156,238	$4,140,708	$4,079,292

Total market capitalization	$14,800,703	$14,897,865	$17,098,878	$11,849,888

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	4.9x	5.0x	5.1x	6.0x
Fixed charge coverage	4.8x	4.7x	4.5x	3.6x

Supplemental Information 1

Summary Real Estate Information

June 30, 2023

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Number of properties	406	404	404	404	404
Number of retail operating properties	402	402	401	399	399
Number of same properties	395	395	389	390	390
Number of properties in redevelopment	6	6	6	6	6
Number of properties in development (1)	4	2	2	4	4

Gross Leasable Area (GLA) - All properties	51,325	51,137	51,145	51,115	51,102
GLA including retailer-owned stores - All properties	55,072	54,884	54,891	54,862	54,849
GLA - Retail operating properties	50,618	50,628	50,634	50,429	50,416
GLA - Same properties	49,807	49,808	49,043	49,218	49,205
GLA - Properties in redevelopment (2)	1,623	1,914	1,913	1,958	1,958
GLA - Properties in development (1)	707	509	511	686	686

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	43,491	43,307	43,314	43,183	43,173
GLA including retailer-owned stores - All properties	47,238	47,053	47,061	46,929	46,919
GLA - Retail operating properties	42,862	42,876	42,882	42,575	42,565
GLA - Same properties (3)	42,143	42,148	42,153	42,222	42,212
Spaces > 10,000 sf (3)	26,303	26,313	26,319	26,357	26,348
Spaces < 10,000 sf (3)	15,841	15,835	15,834	15,865	15,863
GLA - Properties in redevelopment (2)	1,576	1,867	1,866	1,958	1,958
GLA - Properties in development (1)	629	431	433	608	608

% leased - All properties	94.6%	94.9%	94.8%	94.6%	94.2%
% leased - Retail operating properties	95.0%	95.0%	94.9%	94.8%	94.5%
% leased - Same properties (3)	95.2%	95.1%	95.1%	94.7%	94.5%
Spaces ≥ 10,000 sf (3)	96.6%	96.9%	97.0%	96.8%	96.7%
Spaces < 10,000 sf (3)	92.7%	92.1%	91.9%	91.4%	91.0%
% commenced - Same properties (3) (4)	92.7%	92.8%	92.8%	92.3%	92.2%

Same property NOI Growth - YTD (see page 8)	2.5%	3.7%	2.7%	2.4%	4.1%
Same property NOI Growth without Termination Fees - YTD (see page 8)	2.0%	2.5%	2.9%	2.5%	4.1%
Same property NOI Growth without Termination Fees or Redevelopments - YTD (see page 8)	1.3%	2.5%	2.5%	2.2%	3.4%
Same property NOI Growth without Termination Fees or Collection of 2020/2021 Reserves - YTD (see page 8)	5.0%	6.3%	6.3%	6.5%	8.6%
Rent spreads - Trailing 12 months (5) (see page 19)	8.1%	7.3%	7.4%	8.8%	8.3%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

June 30, 2023 and December 31, 2022

(in thousands)

	2023	2022
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$11,953,086	$11,858,064
Less: accumulated depreciation	2,549,937	2,415,860
Real estate assets, net	9,403,149	9,442,204
Investments in real estate partnerships	342,439	350,377
Net real estate investments	9,745,588	9,792,581

Cash, cash equivalents, and restricted cash	43,108	68,776

Tenant receivables, net	28,239	31,486
Straight-line rent receivables, net	133,690	128,214
Other receivables	44,124	29,163
Tenant and other receivables	206,053	188,863

Deferred leasing costs, net	69,788	68,945
Acquired lease intangible assets, net	178,849	197,745
Right of use assets	303,716	275,513
Other assets	280,843	267,797

Total assets	$10,827,945	$10,860,220

Liabilities and Equity:
Liabilities:
Notes payable	$3,709,074	$3,726,754

Accounts payable and other liabilities	317,894	317,259
Acquired lease intangible liabilities, net	336,636	354,204
Lease liabilities	243,462	213,722
Tenants' security, escrow deposits, and prepaid rent	77,093	70,242
Total liabilities	4,684,159	4,682,181

Equity:
Shareholders' Equity:
Common stock, $.01 par	1,710	1,711
Additional paid in capital	7,834,573	7,852,691
Accumulated other comprehensive loss	7,336	7,560
Distributions in excess of net income	(1,803,406)	(1,764,977)
Total shareholders' equity	6,040,213	6,096,985
Noncontrolling Interests:
Exchangeable operating partnership units	54,281	34,489
Limited partners' interest	49,292	46,565
Total noncontrolling interests	103,573	81,054
Total equity	6,143,786	6,178,039

Total liabilities and equity	$10,827,945	$10,860,220

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended June 30, 2023 and 2022

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Revenues:
Lease income	$304,458	292,864	$613,259	586,509
Other property income	2,683	2,720	5,821	5,824
Management, transaction, and other fees	7,106	6,499	13,144	13,183
Total revenues	314,247	302,083	632,224	605,516

Operating Expenses:
Depreciation and amortization	83,161	79,350	165,868	157,192
Property operating expense	54,394	47,750	105,416	94,211
Real estate taxes	38,509	36,700	76,986	73,569
General and administrative	25,065	17,645	50,345	36,437
Other operating expense	1,682	617	1,185	2,790
Total operating expenses	202,811	182,062	399,800	364,199

Other Expense (Income):
Interest expense, net	36,956	36,699	73,349	73,437
Gain on sale of real estate, net of tax	(81)	(4,291)	(331)	(106,239)
Net investment (income) loss	(1,742)	5,468	(3,469)	7,962
Total other expense (income)	35,133	37,876	69,549	(24,840)

Income from operations before equity in income of
investments in real estate partnerships	76,303	82,145	162,875	266,157

Equity in income of investments in real estate partnerships	11,869	23,842	23,785	36,646

Net income	88,172	105,987	186,660	302,803

Noncontrolling Interests:
Exchangeable operating partnership units	(550)	(452)	(970)	(1,315)
Limited partners' interests in consolidated partnerships	(840)	(739)	(1,627)	(1,464)
Income attributable to noncontrolling interests	(1,390)	(1,191)	(2,597)	(2,779)

Net income attributable to common shareholders	$86,782	104,796	$184,063	300,024

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended June 30, 2023 and 2022

(in thousands)

		Three Months Ended		Year to Date
		2023	2022	2023	2022
	Revenues:
*	Base rent	$213,977	204,353	$426,907	403,605
*	Recoveries from tenants	74,748	68,464	145,974	136,238
*	Percentage rent	1,380	751	8,410	5,699
*	Termination Fees	504	838	5,221	2,328
*	Uncollectible lease income	(343)	4,900	1,594	11,046
*	Other lease income	2,562	2,472	5,061	4,807
	Straight-line rent on lease income	2,879	5,473	5,476	11,484
	Above/below market rent amortization	8,751	5,613	14,616	11,302
	Lease income	304,458	292,864	613,259	586,509

*	Other property income	2,683	2,720	5,821	5,824

	Property management fees	3,487	3,310	6,945	6,928
	Asset management fees	1,648	1,670	3,277	3,425
	Leasing commissions and other fees	1,971	1,519	2,922	2,830
	Management, transaction, and other fees	7,106	6,499	13,144	13,183

	Total revenues	314,247	302,083	632,224	605,516

	Operating Expenses:
	Depreciation and amortization (including FF&E)	83,161	79,350	165,868	157,192

*	Operating and maintenance	50,584	44,000	97,529	86,660
*	Ground rent	3,077	2,962	6,394	5,970
	Straight-line rent on ground rent	346	401	719	807
	Above/below market ground rent amortization	387	387	774	774
	Property operating expense	54,394	47,750	105,416	94,211

*	Real estate taxes	38,509	36,700	76,986	73,569

	Gross general & administrative	22,189	20,625	42,964	39,876
	Stock-based compensation	4,105	4,366	8,924	8,574
	Capitalized direct development compensation costs	(2,721)	(2,595)	(4,483)	(5,006)
	General & administrative, net	23,573	22,396	47,405	43,444
	Loss (gain) on deferred compensation plan (1)	1,492	(4,751)	2,940	(7,007)
	General & administrative	25,065	17,645	50,345	36,437

	Other expenses	1,361	773	2,334	2,781
	Development pursuit costs, net	321	(156)	(1,149)	9
	Other operating expenses	1,682	617	1,185	2,790

	Total operating expenses	202,811	182,062	399,800	364,199

	Other Expense (Income):
	Gross interest expense	37,127	36,430	73,638	72,723
	Derivative amortization	110	110	219	219
	Debt cost amortization	1,382	1,396	2,777	2,786
	Debt premium/discount amortization	9	(58)	-	(173)
	Capitalized interest	(1,284)	(1,019)	(2,534)	(1,815)
	Interest income	(388)	(160)	(751)	(303)
	Interest expense, net	36,956	36,699	73,349	73,437

	Gain on sale of real estate, net of tax	(81)	(4,291)	(331)	(106,239)
	Net investment (income) loss (1)	(1,742)	5,468	(3,469)	7,962

	Total other expense (income)	35,133	37,876	69,549	(24,840)

* Component of Net Operating Income

(1)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

June 30, 2023 and December 31, 2022

(in thousands)

	Noncontrolling Interests		Share of JVs
	2023	2022	2023	2022
Assets:
Real estate assets at cost	$(100,945)	(101,127)	$1,210,630	1,200,127
Less: accumulated depreciation	(17,263)	(16,173)	461,017	447,002
Real estate assets, net	(83,682)	(84,954)	749,613	753,125
Investments in sales-type lease, net	-	-	32,409	31,538
Net real estate investments	(83,682)	(84,954)	782,022	784,663

Cash, cash equivalents, and restricted cash	(2,995)	(3,549)	20,972	18,064

Tenant recivables, net	(120)	(174)	2,804	3,700
Straight-line rent receivables, net	(1,984)	(1,883)	20,770	19,836
Other receivables	(64)	(77)	742	842
Tenant and other receivables	(2,168)	(2,134)	24,316	24,378

Deferred leasing costs, net	(1,333)	(1,315)	15,439	15,113
Acquired lease intangible assets, net	(1,305)	(1,396)	4,163	4,654
Right of use assets	(1,749)	(1,590)	4,930	5,043
Other assets	(1,221)	(1,198)	31,342	29,378

Total assets	$(94,453)	(96,136)	$883,184	881,293

Liabilities:
Notes payable	$(39,204)	(40,012)	$505,470	498,260
Accounts payable and other liabilities	(3,252)	(6,983)	20,416	20,031
Acquired lease intangible liabilities, net	(269)	(290)	4,403	4,865
Lease liabilities	(2,119)	(1,932)	4,226	4,259
Tenants' security, escrow deposits, and prepaid rent	(317)	(354)	6,230	3,501

Total liabilities	$(45,161)	(49,571)	$540,745	530,916

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended June 30, 2023 and 2022

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2023	2022	2023	2022	2023	2022	2023	2022
	Revenues:
*	Base rent	$(2,046)	(1,967)	$(4,045)	(3,954)	$24,160	24,085	$48,299	48,861
*	Recoveries from tenants	(601)	(549)	(1,118)	(1,086)	8,373	7,686	16,351	16,211
*	Percentage rent	(10)	-	(11)	(1)	380	265	1,021	836
*	Termination Fees	(1)	(11)	(11)	(11)	182	103	197	562
*	Uncollectible lease income	(8)	(40)	(44)	(53)	(25)	443	41	992
*	Other lease income	(37)	(34)	(74)	(66)	373	350	719	651
	Straight-line rent on lease income	(47)	(120)	(123)	(159)	1,002	714	1,805	1,038
	Above/below market rent amortization	1	-	2	(2)	198	106	394	208
	Lease income	(2,749)	(2,721)	(5,424)	(5,332)	34,643	33,752	68,827	69,359

*	Other property income	(1)	(1)	(11)	(4)	133	201	380	327

	Asset management fees	-	-	-	-	(242)	(250)	(481)	(529)
	Management, transaction, and other fees	-	-	-	-	(242)	(250)	(481)	(529)

	Total revenues	(2,750)	(2,722)	(5,435)	(5,336)	34,534	33,703	68,726	69,157

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(650)	(688)	(1,306)	(1,333)	7,519	7,611	14,941	15,033

*	Operating and maintenance	(438)	(402)	(865)	(894)	5,813	5,280	11,183	10,879
*	Ground rent	(31)	(30)	(62)	(59)	85	86	169	154
	Straight-line rent on ground rent	(13)	(15)	(26)	(30)	30	30	60	60
	Above/below market ground rent amortization	-	-	-	-	9	9	19	19
	Property operating expense	(482)	(447)	(953)	(983)	5,937	5,405	11,431	11,112

*	Real estate taxes	(333)	(358)	(685)	(696)	3,996	4,300	8,273	8,748

	General & administrative, net	-	-	-	-	92	94	158	154

	Other expenses	(5)	(23)	(26)	(55)	271	268	556	514
	Development pursuit costs	-	-	-	-	-	4	-	5
	Other operating expenses	(5)	(23)	(26)	(55)	271	272	556	519

	Total operating expenses	(1,470)	(1,516)	(2,970)	(3,067)	17,815	17,682	35,359	35,566

	Other Expense (Income):
	Gross interest expense	(411)	(360)	(777)	(688)	4,701	4,618	9,284	9,259
	Debt cost amortization	(13)	(13)	(28)	(23)	207	82	390	260
	Debt premium/discount amortization	(18)	(12)	(35)	(12)	17	19	35	28
	Interest income	2	-	2	-	(92)	-	(153)	-
	Interest expense, net	(440)	(385)	(838)	(723)	4,833	4,719	9,556	9,547

	Gain on sale of real estate	-	(82)	-	(82)	17	(12,716)	26	(12,778)
	Early extinguishment of debt	-	-	-	-	-	176	-	176

	Total other expense (income)	(440)	(467)	(838)	(805)	4,850	(7,821)	9,582	(3,055)

* Component of Net Operating Income

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended June 30, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$234,199	225,891	$467,119	449,156
Recoveries from tenants	82,213	75,332	160,544	151,556
Percentage rent	1,721	1,015	9,392	6,530
Termination fees	651	940	5,369	2,888
Uncollectible lease income	(353)	5,257	1,506	11,891
Other lease income	2,931	2,895	5,780	5,524
Other property income	2,117	2,221	4,780	4,750
Total real estate revenues	323,479	313,551	654,490	632,295

Real Estate Operating Expenses:
Operating and maintenance	55,044	49,349	106,838	98,181
Real estate taxes	41,631	40,288	83,406	81,358
Ground rent	2,928	2,951	5,972	5,864
Total real estate operating expenses	99,603	92,588	196,216	185,403

Same Property NOI	$223,876	220,963	$458,274	446,892
% change	1.3%		2.5%

Same Property NOI without Termination Fees	$223,225	220,023	$452,905	444,004
% change	1.5%		2.0%

Same Property NOI without Termination Fees or Redevelopments	$188,874	188,758	$383,794	378,963
% change	0.1%		1.3%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$222,059	214,267	$450,218	428,971
% change	3.6%		5.0%

Percent Contribution to Same Property NOI Performance:
Base rent	3.8%		4.0%
Uncollectible lease income (1)	-0.5%		0.4%
Collection of 2020/2021 reserves	-2.1%		-2.8%
Net expense recoveries	-0.1%		-0.4%
Other lease / property income	0.0%		0.1%
Percentage rent	0.3%		0.6%
Same Property NOI without Termination Fees (% impact)	1.5%		2.0%

Reconciliation of Net Income Attributable to Common Shareholders to Same Property NOI:

Net income attributable to common shareholders	$86,782	104,796	$184,063	300,024
Less:
Management, transaction, and other fees	(7,106)	(6,499)	(13,144)	(13,183)
Other (2)	(12,799)	(12,110)	(22,301)	(24,731)
Plus:
Depreciation and amortization	83,161	79,350	165,868	157,192
General and administrative	25,065	17,645	50,345	36,437
Other operating expense	1,682	617	1,185	2,790
Other expense	35,133	37,876	69,549	(24,840)
Equity in income of investments in real estate excluded from NOI (3)	11,813	(375)	23,598	12,013
Net income attributable to noncontrolling interests	1,390	1,191	2,597	2,779
NOI	225,121	222,491	461,760	448,481

Less non-same property NOI (4)	(1,245)	(1,528)	(3,486)	(1,589)
Same Property NOI	$223,876	220,963	$458,274	446,892
(1)
Excludes the impact of collection on '20/'21 reserves or write offs.
(2)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(4)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four properties we acquired from our former unconsolidated RegCal partnership in 2022 in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended June 30, 2023 and 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$86,782	104,796	$184,063	300,024
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	89,505	85,738	178,540	169,868
Gain on sale of real estate	(64)	(17,089)	(305)	(119,099)
Exchangeable operating partnership units	550	452	970	1,315
Nareit Funds From Operations	$176,773	173,897	$363,268	352,108

Nareit FFO per share (diluted)	$1.03	1.00	$2.11	2.04
Weighted average shares (diluted)	172,176	173,165	172,192	172,791

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$176,773	173,897	$363,268	352,108
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Early extinguishment of debt	-	176	-	176
Certain Non Cash Items
Straight-line rent	(1,784)	(2,534)	(4,173)	(6,012)
Uncollectible straight-line rent	(1,755)	(3,071)	(2,390)	(5,454)
Above/below market rent amortization, net	(8,554)	(5,323)	(14,219)	(10,715)
Debt premium/discount amortization	8	(51)	-	(157)
Core Operating Earnings	$164,688	163,094	$342,486	329,946

Core Operating Earnings per share (diluted)	$0.96	0.94	$1.99	1.91
Weighted average shares (diluted)	172,176	173,165	172,192	172,791

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$88,172	105,987	$186,660	302,803
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	42,269	41,578	83,809	83,287
Income tax expense	171	(97)	485	23
Depreciation and amortization	90,680	86,961	180,809	172,225
Gain on sale of real estate	(64)	(17,007)	(305)	(119,017)
Nareit EBITDAre	$221,228	217,422	$451,458	439,321

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$221,228	217,422	$451,458	439,321
Adjustments to reconcile to Operating EBITDAre (2):
Early extinguishment of debt	-	176	-	176
Straight-line rent, net	(3,573)	(5,710)	(6,660)	(11,595)
Above/below market rent amortization, net	(8,553)	(5,323)	(14,217)	(10,717)
Operating EBITDAre	$209,102	206,565	$430,581	417,185
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended June 30, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$9,969	14,995	$19,403	24,890
Leasing commissions	5,240	4,172	8,491	7,086
Leasing Capital Expenditures	15,209	19,167	27,894	31,976

Building improvements	5,877	6,905	10,651	13,135
Operating Capital Expenditures	$21,086	26,072	$38,545	45,111

Development & Redevelopment Properties (1)
Ground-up development	$33,655	10,168	$39,725	26,597
Redevelopment	26,368	15,311	45,043	31,375
Development & Redevelopment Expenditures	$60,023	25,479	$84,768	57,972

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$110	109	$219	219
Debt cost amortization	1,576	1,465	3,139	3,022
Stock-based compensation	4,105	4,366	8,924	8,574
Other Non Cash Expense	$5,791	5,940	$12,282	11,815
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

June 30, 2023 and December 31, 2022

(in thousands)

Total Debt Outstanding:	6/30/2023	12/31/2022
Notes Payable:
Fixed rate mortgage loans	$454,808	$474,193
Variable rate mortgage loans	3,702	4,188
Fixed rate unsecured public debt	3,055,008	3,053,550
Fixed rate unsecured private debt	195,556	194,823
Total	$3,709,074	$3,726,754

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2023	$4,490	30,592	-	35,082	3.35%
2024	5,044	90,742	250,000	345,786	3.70%
2025	3,942	43,750	250,000	297,692	3.82%
2026	4,127	127,096	200,000	331,223	3.89%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
2032	2	3	-	5	8.00%
>10 years	-	-	725,000	725,000	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	3,832	(24,436)	(20,604)
	$24,264	434,246	3,250,564	3,709,074	3.83%

Percentage of Total Debt:	6/30/2023	12/31/2022
Fixed	99.9%	99.9%
Variable	0.1%	0.1%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.8%
Variable	6.5%	5.7%
Combined	3.8%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.0%	4.0%

Average Years to Maturity:
Fixed	8.2	8.6
Variable	1.7	2.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

June 30, 2023 and December 31, 2022

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	6/30/2023	12/31/2022
Secured Debt - Fixed Rate Mortqaqe Loans
TD Bank	Brick Walk Shopping Center	3.35%			11/01/23	$30,805	$31,131
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	2,378	3,916
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	79,930	80,811
Ellis Partners	Pruneyard	4.25%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
Santander Bank	Baederwood Shoppes	3.28%			12/19/26	24,365	24,365
TD Bank	Black Rock Shopping Center	6.03%			12/31/26	15,435	18,637
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.06%			06/02/27	35,159	35,446
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	4,483	4,869
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	4,657	5,031
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	8,343	8,962
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	173	180
Wells Fargo	Hewlett I	4.41%			01/06/23	-	8,879
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	-	715
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	-	1,457
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						3,880	4,594
Total Fixed Rate Mortgage Loans		3.81%		3.51%		$454,808	$474,193

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured				02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	Adjusted SOFR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(24,436)	(26,627)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,250,564	$3,248,373

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$3,750	$4,250
Unamortized debt discount and issuance costs						(48)	(62)
Total Variable Rate Mortgage Loans		6.48%		7.21%		$3,702	$4,188

Total		3.83%		4.04%		$3,709,074	$3,726,754
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. Effective 1/12/23, the interest rate has been amended to SOFR plus a 0.10% market adjustment ("Adjusted SOFR") plus our current applicable margin of 0.865%.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

June 30, 2023

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	26%	26%	26%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.6x	5.7x	5.6x	5.7x	5.8x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	407%	400%	400%	399%	397%

Ratios:		6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Consolidated Only

Net debt to total market capitalization		25.6%	25.9%	25.4%	27.9%	26.2%
Net debt to real estate assets, before depreciation		29.8%	30.0%	30.0%	29.5%	29.9%
Net debt to total assets, before depreciation		27.5%	27.8%	27.7%	27.3%	27.6%

Net debt to Operating EBITDAre - TTM		4.4x	4.4x	4.5x	4.4x	4.5x
Fixed charge coverage		5.3x	5.3x	5.2x	5.2x	5.2x
Interest coverage		5.7x	5.7x	5.6x	5.6x	5.6x

Unsecured assets to total real estate assets		90.4%	90.2%	89.5%	89.4%	89.2%
Unsecured NOI to total NOI - TTM		91.6%	91.6%	90.9%	91.0%	90.9%
Unencumbered assets to unsecured debt		332%	326%	326%	324%	323%

Total Pro-Rata Share

Net debt to total market capitalization		28.2%	28.4%	27.9%	30.7%	28.8%
Net debt to real estate assets, before depreciation		31.6%	31.8%	31.8%	31.5%	31.8%
Net debt to total assets, before depreciation		29.1%	29.4%	29.3%	29.0%	29.4%

Net debt to Operating EBITDAre - TTM		4.9x	4.9x	5.0x	5.0x	5.0x
Fixed charge coverage		4.8x	4.7x	4.7x	4.6x	4.6x
Interest coverage		5.1x	5.1x	5.1x	5.0x	5.0x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

June 30, 2023 and December 31, 2022

(in thousands)

Total Debt Outstanding:	6/30/2023	12/31/2022
Mortgage loans payable:
Fixed rate secured loans	$1,376,413	$1,368,330
Variable rate secured loans	14,763	6,167
Unsecured credit facilities variable rate	25,800	23,800
Total	$1,416,976	$1,398,297

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Weighted Average Contractual Interest Rate on Maturities	Regency's Pro Rata Share	Regency's Pro Rata Weighted Average Contractual Interest Rate on Maturities
2023	$1,037	-	-	1,037	-	340	-
2024	2,205	33,690	-	35,895	3.86%	14,298	3.75%
2025	4,506	143,636	-	148,142	3.74%	46,314	3.82%
2026	5,728	223,608	25,800	255,136	5.09%	82,563	5.10%
2027	5,829	32,800	-	38,629	2.60%	13,231	2.41%
2028	3,935	213,674	-	217,609	4.86%	79,489	4.98%
2029	2,724	60,000	-	62,724	4.34%	12,959	4.34%
2030	1,860	179,317	-	181,177	2.86%	70,399	2.88%
2031	370	352,240	-	352,610	3.14%	137,070	3.13%
2032	388	129,000	-	129,388	2.97%	51,678	2.97%
>10 Years	617	5,497	-	6,114	4.72%	1,223	4.72%
Unamortized debt premium / (discount) and issuance costs (2)	-	(11,485)	-	(11,485)		(4,094)
	$29,199	1,361,977	25,800	1,416,976	3.82%	505,470	3.79%

Percentage of Total Debt:	6/30/2023	12/31/2022
Fixed	97.1%	97.9%
Variable	2.9%	2.1%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	3.7%
Variable	7.0%	5.9%
Combined	3.8%	3.7%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.0%	3.9%

Average Years to Maturity:
Fixed	5.7	5.5
Variable	3.0	3.1
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

June 30, 2023

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	June 30, 2023	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,274	$541,476	$269,864	20.00%	$53,973	$48,545	$1,791
(JV-CCV)	1	559	96,139	74,787	30.00%	22,436	5,635	757
	21	2,833	637,615	344,651
GRI
(JV-GRI)	66	8,436	1,493,785	925,713	40.00%	370,285	148,545	18,241

CalSTRS
(JV-RC)	1	108	23,619	-	25.00%	-	5,572	241

NYSCRF
(JV-NYC) (1)	0	0	553	-	30.00%	-	116	25

Publix
(JV-O)	2	215	26,055	-	50.00%	-	12,796	746

Individual Investors
Ballard Blocks	2	249	125,133	-	49.90%	-	61,894	692
Bloom on Third (fka Town and Country Center)	1	73	214,466	96,870	35.00%	33,904	41,703	561
Others	3	402	84,482	49,742	50.00%	24,872	17,633	731

	96	12,316	$2,605,708	$1,416,976		$505,470	$342,439	$23,785
(1)
The NYC partnership has no remaining properties since selling the final two in May 2022.

Supplemental Information 15

Property Transactions

June 30, 2023

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
None
	Property Total			-	-

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
	None
	Property/Outparcel(s) Total			-	-

	Non-Income Producing Land Total				$1,920

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

June 30, 2023

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments			707	71%				$152M	40%	7% +/-
Glenwood Green (2)(3)	Metro NYC	ShopRite / Target	353	91%	Q1-2022	1H-2024	2025	$46M	59%	7% +/-
Baybrook East - Phase 1B (2)(3)	Houston, TX	H-E-B	156	94%	Q2-2022	2H-2023	2025	$10M	59%	8% +/-
Sienna - Phase 1 (2)(3)	Houston, TX	Retail	30	19%	Q2-2023	2H-2024	2027	$9M	25%	8% +/-
SunVet (2)	Long Island, NY	Whole Foods	168	26%	Q2-2023	2H-2025	2027	$87M	29%	7% +/-
Redevelopments			3,638	85%				$258M	46%	9% +/-
The Abbot	Boston, MA	Retail / Office Users	64	77%	Q2-2019	2H-2022	2025	$59M	46%	9% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	123	68%	Q2-2021	2H-2023	2025	$37M	90%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	152	73%	Q2-2022	2H-2024	2025	$28M	68%	6% +/-
Bloom on Third (fka Town & Country Center) (4)	Los Angeles, CA	Whole Foods	147	60%	Q4-2022	1H-2026	2027	$25M	19%	15% +/-
Mandarin Landing (4)	Jacksonville, FL	Whole Foods	136	88%	Q2-2023	1H-2024	2025	$15M	10%	8% +/-
Serramonte Center - Phase 3	San Francisco, CA	Jagalchi	1,072	97%	Q2-2023	1H-2025	2025	$37M	3%	11% +/-
Various Redevelopments (est costs < $10 million individually)			1,944	80%				$57M	33%	9% +/-
Total In-Process (In Construction)			4,345	83%				$410M	44%	8% +/-

In Process Development and Redevelopment Descriptions
Ground-up Developments
Glenwood Green

Located in Old Bridge, NJ (Metro NYC) and situated on Route 9, Glenwood Green is a 353k SF ground-up development anchored by Target, ShopRite and a medical office building; and includes approximately 70k SF of in-line shop space and leased outparcels.

Baybrook East - Phase 1B

Phase 1B of ground-up development in Houston, TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease, representing approximately 50K SF. Combined with the previously completed Phase 1A, which features the market's leading grocer, H.E.B., Baybrook East will be approximately 156K SF.

Sienna - Phase 1

Located approximately 20 miles southwest of Houston, TX, in a 10,500-acre master-planned development that is consistently among the top-selling communities in the United States, Phase 1 will feature approximately 30k SF of shop space and outparcels.

SunVet

Located in Long Island, NY, SunVet will include the development of a vacant enclosed mall into a 168k open-air shopping center, anchored by Whole Foods and other leading retailers in a mix of junior anchors, shop space, and outparcels.

Redevelopments
The Abbot	Generational redevelopment and modernization of three historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, two gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Bloom on Third (fka Town & Country Center)

Located in Los Angeles, CA, directly across from The Grove and The Original Farmers Market, this transformational redevelopment will include the demolition of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency has partnered with a leading multifamily developer, who will construct the apartments on a ground lease.

Mandarin Landing

The redevelopment will transform a Whole Foods-anchored site in Jacksonville, FL into a modern healthy-living center, featuring a 25k SF medical care facility to replace a vacant, former Office Depot space. The project also features a reconfiguration of adjacent shop space, an additional two-tenant pad building, and a full façade renovation.

Serramonte Center - Phase 3

Redevelopment of the northeastern portion of the site, including a backfill of the former J.C. Penney box with a world class Asian food market, as well as the development of two new small shop buildings adjacent to Macy’s.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See next page for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

June 30, 2023

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments							-
None
Redevelopments		1,602	98%				$70M	90%	8% +/-
The Crossing Clarendon (4)	Metro DC	129	100%	Q4-2018	1H-2022	2024	$56M	90%	8% +/-
Redevelopment Completion (est costs < $10 million individually)		1,473	98%				$14M	92%	8% +/-
Total Completions		1,602	98%				$70M	90%	8% +/-
(a)
Center GLA represents 100% of the owned GLA at the property, unless footnoted otherwise.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
Represents Regency's pro-rata share of net project costs.
(e)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Estimated costs represent Regency's pro-rata share: Glenwood Green (70%); Baybrook East - Phase 1B (50%); Sienna Phase 1 (anticipated 75%)
(4)
GLA and % Leased represents: Westbard Square – Phase I only; Bloom on Third – fully redeveloped center (existing center is 73k SF and 100% leased); Mandarin Landing – fully redeveloped center (existing center is 129k SF and 93% leased); and The Crossing Clarendon – only includes the former office building now leased to Life Time Fitness and ground floor retail.
(5)
Estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $80m - $90m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $528,600 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 39% for Ground-up Developments and Redevelopments In-Process.

Supplemental Information 18

Leasing Statistics

June 30, 2023

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
2nd Quarter 2023	369	1,960	$25.29	11.7%	20.0%	6.7	$10.97
1st Quarter 2023	350	1,076	28.00	5.5%	14.1%	5.5	6.41
4th Quarter 2022	433	1,692	26.80	7.2%	15.1%	6.6	6.15
3rd Quarter 2022	459	2,191	23.08	7.3%	13.8%	5.8	4.46
Total - 12 months	1,611	6,920	$25.39	8.1%	15.8%	6.2	$6.97

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
2nd Quarter 2023	106	497	$28.83	29.3%	44.0%	11.3	$43.02
1st Quarter 2023	89	192	34.77	4.8%	16.1%	8.4	33.77
4th Quarter 2022	102	279	32.01	5.9%	16.7%	8.8	32.20
3rd Quarter 2022	105	270	34.64	14.1%	26.3%	8.7	32.96
Total - 12 months	402	1,238	$31.77	15.2%	27.7%	9.7	$36.93

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
2nd Quarter 2023	263	1,463	$24.14	6.1%	12.2%	5.2	$0.56
1st Quarter 2023	261	884	26.55	5.7%	13.5%	4.9	0.55
4th Quarter 2022	331	1,413	25.90	7.5%	14.7%	6.2	1.63
3rd Quarter 2022	354	1,921	21.55	5.9%	11.3%	5.4	0.71
Total - 12 months	1,209	5,681	$24.09	6.3%	12.8%	5.5	$0.88

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
2nd Quarter 2023	425	2,184	$26.52			6.6	$14.40
1st Quarter 2023	404	1,326	27.03			5.7	9.26
4th Quarter 2022	498	2,020	25.67			6.4	9.91
3rd Quarter 2022	528	2,497	23.37			5.5	6.01
Total - 12 months	1,855	8,027	$25.39			6.1	$9.76

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent Spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.

Supplemental Information 19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced

June 30, 2023

(Retail Operating Properties Only)

New Lease Net Effective Rent (1)

	Trailing Twelve Months	Three Months Ended
	6/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
New Leases weighted avg. over lease term:
Base rent	$34.97	$35.73	$34.06	$31.64	$38.36	$37.30

Tenant allowance and landlord work (2)	(4.70)	(5.03)	(4.10)	(4.57)	(4.86)	(3.76)

Third party leasing commissions	(0.89)	(0.90)	(1.05)	(0.81)	(0.82)	(0.70)

Net Effective Rent	$29.39	$29.80	$28.92	$26.27	$32.68	$32.84

Net effective rent / base rent	84%	83%	85%	83%	85%	88%

Weighted avg. lease term (years)	9.4	10.6	8.8	9.0	8.6	10.3

Percent of New Leases by Anchor & Shop

≥ 10,000 SF	34%	41%	32%	36%	20%	23%

< 10,000 SF	66%	59%	68%	64%	80%	77%

Leases Signed Not Yet Commenced (3)

As of 6/30/2023:	Leases	GLA (in 000s)	Annual ABR ($ in 000s)	Annual ABR ($ PSF)

≥ 10,000 SF	20	528	$7,505	$17.98

< 10,000 SF	280	717	23,878	38.78

Total	300	1,246	$31,384	$30.38
(1)
Includes comparable and non-comparable leasing transactions.
(2)
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.
(3)
Only represents leases on spaces that are currently vacant.

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, except GLA which is shown at 100%.

Supplemental Information 20

Annual Base Rent by State

June 30, 2023

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	69	9,052	95.3%	$260,472	$29.97	17.0%	20.8%	26.1%
Florida	94	10,992	95.2%	212,255	20.26	23.2%	25.3%	21.3%
Texas	32	3,610	97.3%	73,788	21.21	7.9%	8.3%	7.4%
New York	18	2,168	81.6%	62,577	35.38	4.4%	5.0%	6.3%
Georgia	22	2,115	94.0%	46,865	23.85	5.4%	4.9%	4.7%
Virginia	21	1,670	92.1%	46,158	29.31	5.2%	3.8%	4.6%
Connecticut	15	1,529	90.4%	36,690	26.41	3.7%	3.5%	3.7%
North Carolina	17	1,593	97.9%	34,954	22.48	4.2%	3.7%	3.5%
Washington	17	1,267	97.4%	34,463	27.92	4.2%	2.9%	3.5%
Illinois	10	1,338	98.4%	26,859	21.35	2.5%	3.1%	2.7%
Massachusetts	8	897	93.7%	26,265	29.66	2.0%	2.1%	2.6%
Colorado	19	1,408	96.7%	22,957	16.76	4.7%	3.2%	2.3%
Pennsylvania	10	711	96.4%	18,773	26.97	2.5%	1.6%	1.9%
Maryland	11	583	98.4%	16,263	29.50	2.7%	1.3%	1.6%
Ohio	8	1,221	95.3%	16,225	13.47	2.0%	2.8%	1.6%
Oregon	8	779	89.7%	15,158	21.54	2.0%	1.8%	1.5%
New Jersey	5	648	90.0%	13,816	23.70	1.2%	1.5%	1.4%
Minnesota	5	390	99.3%	7,366	19.05	1.2%	0.9%	0.7%
Indiana	3	335	96.8%	5,600	17.30	0.7%	0.8%	0.6%
Tennessee	3	314	99.1%	5,506	17.49	0.7%	0.7%	0.6%
Missouri	4	408	99.5%	4,526	11.14	1.0%	0.9%	0.5%
Delaware	2	255	96.0%	4,401	17.98	0.5%	0.6%	0.4%
South Carolina	2	83	100.0%	2,140	25.81	0.5%	0.2%	0.2%
Washington, D.C.	2	30	89.0%	1,517	57.62	0.5%	0.1%	0.2%
Michigan	1	97	74.0%	630	8.76	0.2%	0.2%	0.1%
Total All Properties	406	43,491	94.6%	$996,225	$24.16	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent by CBSA

June 30, 2023

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	21	2,442	82.3%	$71,390	$35.51	5.2%	5.6%	7.2%
2) Los Angeles-Long Beach-Anaheim	24	2,443	97.5%	$73,299	$30.79	5.9%	5.6%	7.4%
3) Chicago-Naperville-Elgin	11	1,617	94.8%	$31,467	$20.53	2.7%	3.7%	3.2%
4) Dallas-Fort Worth-Arlington	11	913	97.5%	$20,181	$22.67	2.7%	2.1%	2.0%
5) Houston-Woodlands-Sugar Land	15	1,827	96.7%	$35,769	$20.26	3.7%	4.2%	3.6%
6) Washington-Arlington-Alexandri	27	1,817	94.8%	$52,832	$30.68	6.7%	4.2%	5.3%
7) Philadelphia-Camden-Wilmington	10	1,165	94.7%	$24,128	$21.86	2.5%	2.7%	2.4%
8) Atlanta-SandySprings-Alpharett	22	2,115	92.1%	$46,865	$24.06	5.4%	4.9%	4.7%
9) Miami-Ft Lauderdale-PompanoBch	41	5,308	93.0%	$110,845	$22.44	10.1%	12.2%	11.1%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	98.4%	$26,265	$29.77	2.0%	2.1%	2.6%
12) Rvrside-San Bernardino-Ontario	1	99	97.0%	$3,069	$32.04	0.2%	0.2%	0.3%
13) San Francisco-Oakland-Berkeley	18	3,343	93.9%	$96,096	$30.61	4.4%	7.7%	9.6%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.4%	$34,463	$27.93	4.2%	2.9%	3.5%
16) Minneapol-St. Paul-Bloomington	5	390	99.3%	$7,366	$19.04	1.2%	0.9%	0.7%
17) San Diego-Chula Vista-Carlsbad	10	1,370	96.8%	$41,569	$31.37	2.5%	3.1%	4.2%
18) Tampa-St Petersburg-Clearwater	9	1,296	98.5%	$26,170	$20.50	2.2%	3.0%	2.6%
19) Denver-Aurora-Lakewood	11	940	96.4%	$15,120	$16.69	2.7%	2.2%	1.5%
20) Baltimore-Columbia-Towson	4	267	93.3%	$6,840	$27.49	1.0%	0.6%	0.7%
21) St. Louis	4	408	99.5%	$4,526	$11.14	1.0%	0.9%	0.5%
22) Charlotte-Concord-Gastonia	4	604	97.4%	$14,808	$25.18	1.0%	1.4%	1.5%
23) Orlando-Kissimmee-Sanford	7	833	96.0%	$15,848	$19.81	1.7%	1.9%	1.6%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	84.4%	$8,331	$22.62	1.2%	1.0%	0.8%
26) Austin-Round Rock-Georgetown	5	834	98.5%	$17,839	$21.74	1.2%	1.9%	1.8%
27) Sacramento-Roseville-Folsom	4	318	99.8%	$7,670	$24.20	1.0%	0.7%	0.8%
28) Pittsburgh	-	-	-	-	-	-	-	-
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	899	97.8%	$12,263	$13.95	1.2%	2.1%	1.2%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	$3,963	$12.30	0.7%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	80.8%	$993	$22.13	0.5%	0.1%	0.1%
34) Cleveland-Elyria	-	-	-	-	-	-	-	-
35) Nashvil-Davdsn-Murfree-Frankln	3	314	99.1%	$5,506	$17.68	0.7%	0.7%	0.6%
36) San Jose-Sunnyvale-Santa Clara	6	645	97.0%	$19,658	$31.40	1.5%	1.5%	2.0%
37) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
38) Providence-Warwick	-	-	-	-	-	-	-	-
39) Jacksonville	20	1,913	97.4%	$32,056	$17.20	4.9%	4.4%	3.2%
40) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
41) Raleigh-Cary	9	691	97.8%	$14,951	$22.14	2.2%	1.6%	1.5%
42) Oklahoma City	-	-	-	-	-	-	-	-
43) Memphis	-	-	-	-	-	-	-	-
44) Richmond	3	199	90.6%	$4,266	$23.70	0.7%	0.5%	0.4%
45) Louisville/Jefferson County	-	-	-	-	-	-	-	-
46) Salt Lake City	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Hartford-E Hartford-Middletown	2	302	88.1%	$5,579	$20.95	0.5%	0.7%	0.6%
49) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
50) Birmingham-Hoover	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	347	38,287	94.7%	$891,989	$24.55	85.5%	88.0%	89.5%

CBSAs Ranked 51 - 75 by Population	22	1,941	93.3%	51,750	28.27	5.4%	4.5%	5.2%

CBSAs Ranked 76 - 100 by Population	14	885	93.5%	14,711	17.77	3.4%	2.0%	1.5%

Other CBSAs	23	2,377	94.4%	37,775	16.80	5.7%	5.5%	3.8%

Total All Properties	406	43,491	94.6%	$996,225	$24.16	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 22

Annual Base Rent By Tenant Category

June 30, 2023

Tenant Category Exposure	% of ABR(1)
Grocery	19%
Restaurant - Quick Service/Fast Casual	13%
Personal Services	7%
Medical	6%
Restaurant - Full Service	6%
Off-Price	5%
Apparel/Accessories	5%
Fitness	5%
Banks	5%
Business Services	5%
Hobby/Sports	4%
Home	3%
Pet	3%
Office/Communications	3%
Pharmacy	3%
Other	2%
Beauty/Cosmetics	2%
Home Improvement/Auto	2%
Liquor/Wine/Beer	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	57%
Anchor	43%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, includes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 23

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

June 30, 2023

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores
1	Publix	2,910	7.1%	$32,857	3.3%	67
2	Kroger Co.(1)	2,933	7.1%	30,150	3.0%	52
3	Albertsons Companies, Inc.(2)	1,921	4.7%	29,366	2.9%	46
4	Amazon/Whole Foods	1,194	2.9%	28,124	2.8%	37
5	TJX Companies, Inc.(3)	1,487	3.6%	26,074	2.6%	64
6	CVS	658	1.6%	15,508	1.6%	55
7	Ahold/Delhaize(4)	473	1.2%	12,003	1.2%	13
8	L.A. Fitness Sports Club	474	1.2%	10,130	1.0%	13
9	Trader Joe's	283	0.7%	9,801	1.0%	28
10	JPMorgan Chase Bank	142	0.3%	9,222	0.9%	46
11	Ross Dress For Less	534	1.3%	8,853	0.9%	24
12	Nordstrom(5)	308	0.7%	8,511	0.9%	9
13	Starbucks	137	0.3%	8,033	0.8%	88
14	Gap, Inc.(6)	250	0.6%	7,852	0.8%	21
15	H.E. Butt Grocery Company(7)	482	1.2%	7,376	0.7%	6
16	Petco Health & Wellness Company, Inc.(8)	286	0.7%	6,934	0.7%	30
17	JAB Holding Company(9)	166	0.4%	6,859	0.7%	59
18	Bank of America	119	0.3%	6,855	0.7%	40
19	Target	654	1.6%	6,790	0.7%	6
20	Wells Fargo Bank	122	0.3%	6,741	0.7%	43
21	Kohl's	526	1.3%	6,247	0.6%	7
22	Walgreens Boots Alliance(10)	230	0.6%	5,919	0.6%	21
23	Best Buy	229	0.6%	5,277	0.5%	7
24	Ulta	172	0.4%	4,980	0.5%	19
25	Xponential Fitness(11)	123	0.3%	4,849	0.5%	74
26	Dick's Sporting Goods, Inc.	274	0.7%	4,832	0.5%	4
27	Life Time	111	0.3%	4,700	0.5%	1
28	AT&T, Inc.(12)	100	0.2%	4,630	0.5%	55
29	Barnes & Noble	197	0.5%	4,540	0.5%	14
	Top Tenants	17,495	42.7%	$324,013	32.5%	949

(1)
Kroger 19 / King Soopers 11 / Ralphs 9 / Harris Teeter 8 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 20 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Dominick's 1 / Pavilions 1
(3)
TJ Maxx 24 / Marshalls 20 / Homegoods 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 9 / Stop & Shop 3 / Food Lion 1
(5)
Nordstrom Rack 9
(6)
Old Navy 12 / Athleta 4 / The Gap 3 / Banana Republic 2
(7)
H.E.B. 5 / Central Market 1
(8)
Petco 25 / Unleashed by Petco 5
(9)
Panera 28 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger's Bagel 4 / Krispy Kreme 3 / Noah's NY Bagels 3
(10)
Walgreens 20 / Duane Reade 1
(11)
Club Pilates 31 / Pure Barre 14 / Row House 8 / Cyclebar 7 / Stretchlab 7 / Yoga Six 6 / AKT 1
(12)
AT&T 48 / Cricket 7

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development and leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 24

Tenant Lease Expirations

June 30, 2023

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	18	0.0%	0.0%	$6.72
2023	280	0.7%	0.2%	7.83
2024	3,093	7.7%	5.0%	15.73
2025	3,002	7.4%	4.8%	15.58
2026	3,057	7.6%	5.0%	15.99
2027	3,567	8.8%	6.0%	16.31
2028	3,223	8.0%	5.9%	17.84
2029	1,743	4.3%	2.5%	13.71
2030	1,304	3.2%	2.4%	17.60
2031	839	2.1%	1.7%	19.10
2032	913	2.3%	1.7%	17.58
10 Year Total	21,039	52.1%	35.2%	$16.22
Thereafter	4,484	11.1%	7.9%	17.15
	25,523	63.3%	43.1%	$16.38

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	211	0.5%	0.6%	$28.37
2023	683	1.7%	2.4%	34.64
2024	1,997	5.0%	7.3%	35.28
2025	2,171	5.4%	8.1%	36.20
2026	2,009	5.0%	7.6%	36.58
2027	2,205	5.5%	8.4%	37.06
2028	1,790	4.4%	7.1%	38.57
2029	784	1.9%	3.1%	38.60
2030	633	1.6%	2.6%	39.95
2031	687	1.7%	2.8%	39.01
2032	773	1.9%	3.2%	40.14
10 Year Total	13,944	34.6%	53.2%	$37.03
Thereafter	880	2.2%	3.7%	40.28
	14,824	36.7%	56.9%	$37.22

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	229	0.6%	0.6%	$26.66
2023	963	2.4%	2.7%	26.84
2024	5,090	12.6%	12.3%	23.40
2025	5,172	12.8%	12.9%	24.23
2026	5,065	12.6%	12.6%	24.15
2027	5,772	14.3%	14.4%	24.24
2028	5,014	12.4%	13.0%	25.24
2029	2,528	6.3%	5.6%	21.43
2030	1,937	4.8%	5.0%	24.90
2031	1,526	3.8%	4.4%	28.07
2032	1,687	4.2%	4.9%	27.92
10 Year Total	34,983	86.7%	88.4%	$24.51
Thereafter	5,364	13.3%	11.6%	20.94
	40,347	100%	100%	$24.04

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 25

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.57
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	88.3%			68	Ace Hardware, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$35.83
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	100.0%		143	58	Albertsons, (Target)	$32.23
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$29.20
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	100.0%			32	CVS, Mollie Stone's Market	$28.19
Bloom on Third (fka Town and Country Center)	O	35%	CA	Los Angeles-Long Beach-Anaheim	73	26	100.0%			41	Whole Foods, CVS, Citibank	$57.60
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.58
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.3%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.97
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	63	63	100.0%				Marshalls	$38.94
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	87.0%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$31.71
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.8%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.62
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$20.74
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$33.29
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	100.0%		53	53	Bevmo!, (Safeway), (CVS)	$43.04
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$42.66
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	93.8%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, Marshalls, (CVS)	$29.27
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	99.0%			42	Von's, Children's Paradise, ACE Hardware	$20.32
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.93
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.90
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	97.0%			44	Stater Bros, CVS	$27.81
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$39.69
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$31.43
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	87.0%				Lowe's, TJ Maxx	$7.10
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	99.1%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$27.64
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	100.0%			52	Ralphs	$27.07
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$42.51
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	95.8%		39	39	CVS,(Albertsons)	$31.64
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$22.12
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.36

Supplemental Information 26

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	98.7%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.42
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	95.6%			58	Albertsons	$28.69
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$23.38
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	96.3%			44	Gelson's Markets, (CVS), (Ace Hardware)	$22.48
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.69
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$43.81
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	97.4%			37	Von's, CVS	$27.89
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	98.3%				Target, Burlington, Ross Dress for Less, Homegoods	$24.34
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	99.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$24.02
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	75.4%			60	Safeway, 24 Hour Fitness, Ross Dress for Less, Petco	$32.52
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	98.4%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.84
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	100.0%			55	Safeway	$22.59
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	98.5%			35	Ralphs	$20.77
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	97.2%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$25.13
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	95.9%			37	Superior Super Warehouse	$21.64
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	89.9%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$39.51
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.2%			57	Vons, CVS	$33.85
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$40.25
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	96.9%			48	Pavilions, CVS	$26.86
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1072	1072	97.3%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo, Jagalchi	$27.31
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	97.8%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$26.15
Silverado Plaza	GRI	40%	CA	Napa	85	34	95.7%			32	Nob Hill, CVS	$21.57
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$21.62
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	92.9%			46	Ralphs	$21.79
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	98.2%			56	Safeway, CVS, Alamo Hardware	$26.26
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	94.1%			52	Ralphs, Trader Joe's	$43.20

Supplemental Information 27

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.46
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.3%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$41.57
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$35.33
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$22.52
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	99.4%			45	Target, Grocer	$24.05
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.93
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$37.71
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$27.73
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%			25	Safeway, Rite Aid	$20.75
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	97.1%			72	Von's, Sprouts, (CVS)	$42.39
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	241	241	82.7%				REI, UFC Gym, Old Navy, Ulta, Five Below	$30.48
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	99.2%			78	El Super	$17.48
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	93.6%		113		Chuck E. Cheese, Marshalls, (Target)	$26.16
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	99.1%				Sports Basement,TJ Maxx	$40.50
			CA		10,517	9,089	95.3%	95.3%	439	2,542		$29.97
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	360	144	93.4%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta, Three Little Mingos	$16.36
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	89.5%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway, Ulta Salon	$19.57
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$21.66
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	90.6%		53	53	Eye Care Specialists, (Safeway)	$32.94
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	93.7%			62	Ace Hardware, King Soopers	$11.99
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$12.24
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%			72	King Soopers	$12.86
Crossroads Commons	C	20%	CO	Boulder	143	29	93.6%			66	Whole Foods, Barnes & Noble	$30.12
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$41.28
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$25.79
Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	100.0%			66	King Soopers	$13.04
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$12.04
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	100.0%			61	King Soopers	$12.23
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$35.27
Monument Jackson Creek			CO	Colorado Springs	85	85	98.4%			70	King Soopers	$12.63
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	98.5%			55	King Soopers	$16.30

Supplemental Information 28

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	74.0%		100	100	(King Soopers)	$27.34
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	99.9%			70	King Soopers	$14.23
Woodmen Plaza			CO	Colorado Springs	116	116	97.6%			70	King Soopers	$13.89
			CO		1,955	1,408	96.7%	96.7%	403	1,119		$16.76
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$69.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$30.14
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	97.7%				Old Navy, The Clubhouse	$29.70
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	98.4%				-	$45.36
Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	84.8%			60	Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$16.45
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$55.32
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	62.4%			59	Rite Aid, Stop & Shop, Homegoods	$26.12
Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	189	75	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$32.03
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	99.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$27.05
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$20.28
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	84.5%				Fairfield University Bookstore, Merril Lynch	$33.05
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$58.03
Southbury Green			CT	New Haven-Milford	156	156	86.7%			60	ShopRite, Homegoods	$22.18
Westport Row			CT	Bridgeport-Stamford-Norwalk	95	95	96.8%			22	The Fresh Market, Pottery Barn	$43.70
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,643	1,529	90.4%	90.4%	0	358		$26.41
Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	85.8%			12	Trader Joe's	$42.56
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$101.25
			DC		40	30	89.0%	89.0%	0	12		$57.62
Pike Creek			DE	Philadelphia-Camden-Wilmington	229	229	96.2%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$17.14
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	94.6%				Rite Aid	$25.56
			DE		294	255	96.0%	96.0%	0	49		$17.98
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$26.08
Anastasia Plaza			FL	Jacksonville	102	102	92.4%			49	Publix	$14.84
Atlantic Village			FL	Jacksonville	110	110	99.1%				LA Fitness, Pet Supplies Plus	$18.85
Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	95.7%			49	CVS, Publix	$37.67
Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.74
Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	100.0%				-	$0.00

Supplemental Information 29

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	100.0%			66	Publix, Walgreens	$15.96
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$22.00
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.6%			44	CVS, Goodwill, Winn-Dixie	$26.02
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	98.9%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$20.56
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$22.85
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	91.9%			46	Citi Trends, Pet Supermarket, Publix	$16.82
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	100.0%			54	CVS, Publix	$21.44
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$28.38
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$46.99
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$25.17
	Cashmere Corners			FL	Port St. Lucie	86	86	96.4%			44	WalMart	$14.94
	Charlotte Square			FL	Punta Gorda	91	91	94.1%			44	WalMart, Buffet City	$11.80
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	96.3%			54	Publix, Pet Smart	$27.95
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	100.0%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$14.43
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	88.3%			25	Aldi, Walgreens	$32.09
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.8%			51	Publix	$15.32
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.7%			40	Publix, CVS	$22.69
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	72.6%			46	Publix, Ross Dress for Less	$25.55
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	100.0%			39	Publix	$28.74
	Fleming Island			FL	Jacksonville	132	132	97.4%		130	48	Publix, PETCO, Planet Fitness, (Target)	$17.41
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	100.0%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$28.94
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	99.1%			42	Publix	$19.28
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.42
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$18.10
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	96.8%			50	Publix, Bealls	$17.15
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	91.6%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.53
	Hibernia Pavilion			FL	Jacksonville	51	51	89.3%			39	Publix	$16.44
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.91
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.42

Supplemental Information 30

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	116	116	98.5%				LA Fitness, Walgreens	$26.14
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	356	356	94.8%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.76
Mandarin Landing			FL	Jacksonville	129	129	93.5%			50	Whole Foods, Aveda Institute, Baptist Health	$19.65
Millhopper Shopping Center			FL	Gainesville	80	80	100.0%			46	Publix	$19.77
Naples Walk			FL	Naples-Marco Island	125	125	96.6%			51	Publix	$19.34
Newberry Square			FL	Gainesville	181	181	88.3%			40	Publix, Floor & Décor, Dollar Tree	$9.49
Nocatee Town Center			FL	Jacksonville	114	114	99.0%			54	Publix	$23.23
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$16.18
Oakleaf Commons			FL	Jacksonville	77	77	100.0%			46	Publix	$16.81
Ocala Corners			FL	Tallahassee	93	93	91.7%			61	Publix	$14.38
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.48
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.50
Pavillion			FL	Naples-Marco Island	168	168	100.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$23.98
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$15.17
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	72.7%			17	The Fresh Market, Marshalls, Ulta	$20.35
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.77
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	100.0%		173	47	Whole Foods, (Target)	$43.13
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	99.7%			51	Publix, Eddie V's	$32.66
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness, Rana Furniture	$16.87
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	100.0%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$23.99
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	97.4%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$20.31
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.3%			40	Publix, Beall's, Harbor Freight Tools	$12.73
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	90.7%			36	Publix, Walgreens, Dollar Tree	$15.30
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$24.07
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	95.3%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.88
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	95.0%			46	Winn-Dixie, CVS	$20.51
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$22.41
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	92.3%			42	Publix, YouFit Health Club	$16.13
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$24.98
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$30.49

Supplemental Information 31

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	54.0%			44	Publix, Duffy's Sports Bar, CVS	$21.74
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.63
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	97.1%			48	Publix, Goodwill	$20.86
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	74.2%				-	$26.01
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	79.0%				-	$23.46
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$26.89
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	97.4%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.96
South Beach Regional			FL	Jacksonville	308	308	94.2%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples, Nordstrom Rack	$17.55
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$15.81
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	98.8%		143		Kohl's, (Target)	$7.28
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	87.0%			38	Publix, Dollar Tree, Retro Fitness	$12.84
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$26.05
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$28.21
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$11.53
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	100.0%				PETCO, Barnes & Noble	$35.27
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$19.00
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	91.2%			31	YouFit Health Club, Ross Dress for Less	$15.50
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$35.01
Village Center			FL	Tampa-St Petersburg-Clearwater	186	186	97.4%			50	Publix, PGA Tour Superstore, Walgreens	$22.54
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.83
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	96.8%			47	Publix, Dollar Tree	$15.05
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	94.3%			45	Publix, CVS	$24.87
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$25.69
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	98.6%			46	Winn-Dixie, CVS	$22.37
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.71
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$21.30
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	100.0%			44	Publix	$23.41
			FL		11,431	10,992	95.2%		1,049	3,422		$20.26

Supplemental Information 32

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	100.0%				Harbor Freight Tools	$26.03
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.47
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	100.0%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.30
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	91.7%			38	Publix	$17.98
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	100.0%			25	Lidl, Big Blue Swim School, Kohl's	$28.73
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	83.5%				-	$31.79
	Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	72.4%			56	Binders Art Supplies & Frames, Publix	$30.60
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	82.9%				Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$26.45
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	70	70	37.3%			41	-	$26.17
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.87
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, Barking Hound Village, CVS, HealthMarkets Insurance	$19.16
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.86
	Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	96.2%			44	Publix	$21.15
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	96.6%			18	The Fresh Market, Walgreens, Dunwoody Prep	$22.11
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$25.29
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$40.59
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$35.64
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	69	69	100.0%			48	Publix, Barrel Town	$10.50
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	90.8%			63	Kroger	$13.37
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	113	113	98.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$26.48
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	89.8%				(CVS)	$11.86
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	100.0%				-	$24.70
				GA		2,115	2,115	92.1%	92.1%	0	551		$23.85
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.66
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	95.0%				PETCO	$37.47
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	100.0%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.64
	Hinsdale Lake Commons			IL	Chicago-Naperville-Elgin	185	185	94.3%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$16.55
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	97.1%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$29.83
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	96.8%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$26.38

Supplemental Information 33

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	99.3%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.66
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	70.7%			51	Mariano's Fresh Market, Walgreens	$28.47
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	93.1%			80	Mariano's Fresh Market, Goodwill	$18.13
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	91.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Ulta	$19.16
			IL		1,775	1,338	93.7%	93.7%	0	505		$21.35
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.52
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	76.2%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.75
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	88.2%			12	Trader Joe's	$26.86
			IN		418	335	96.8%	96.8%	64	116		$17.30
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$26.12
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	100.0%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.66
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$27.58
The Abbot			MA	Boston-Cambridge-Newton	64	64	77.1%				Center for Effective Alturism	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$22.52
			MA		897	897	98.4%	98.4%	0	416		$29.66
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	79.2%			9	Trader Joe's	$42.46
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	95.8%			70	Shoppers Food Warehouse, Dollar Tree	$19.55
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	91.6%			10	Trader Joe's	$40.70
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$43.94
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.0%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.21
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	84.3%			44	Giant	$25.52
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	99.2%			64	Planet Fitness	$15.79
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	118	118	96.1%		75	63	Giant, (Sunrise)	$31.34
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$29.23
Westbard Square			MD	Washington-Arlington-Alexandri	132	132	96.7%			55	Giant, Bowlmor AMF	$38.39
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	68	27	97.9%				CVS	$36.32
			MD		1,098	583	95.3%	95.3%	75	357		$29.50

Supplemental Information 34

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.76
			MI		97	97	74.0%	74.0%	0	0		$8.76
Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.94
Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.37
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.64
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.9%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.85
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	99.4%			89	CUB Foods	$14.73
			MN		668	390	99.3%	99.3%	87	183		$19.05
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.54
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$12.65
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.62
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.36
			MO		408	408	99.5%	99.5%	388	314		$11.14
Blakeney Town Center			NC	Charlotte-Concord-Gastonia	384	384	99.1%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$26.77
Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	91.3%			14	Chuck E. Cheese, The Fresh Market, Party City	$24.93
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.60
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.41
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.41
Holly Park			NC	Raleigh-Cary	158	158	97.7%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$20.20
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.41
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.35
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	88.7%			30	Whole Foods, Walgreens	$21.79
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	100.0%			53	Harris Teeter	$19.78
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%			46	Trader Joe's, Aldi, Staples, Barnes & Noble	$21.18
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$17.29
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	82.3%			24	The Fresh Market	$21.39
Village District	C	30%	NC	Raleigh-Cary	559	168	96.4%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club, Ballard Designs	$27.07
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	96.7%			42	Whole Foods	$23.25
Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.91
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.6%			41	Food Lion, ACE Hardware	$14.55

Supplemental Information 35

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				NC		2,418	1,593	97.9%	97.9%	139	744		$22.48
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	92.8%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$38.89
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	97.9%			44	Whole Foods	$32.44
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	353	353	90.7%			80	ShopRite, Target, Rendina	$14.61
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.18
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	62.0%			43	Grocer	$19.82
				NJ		796	648	90.0%	89.2%	0	251		$23.70
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	35.9%			25	-	$185.00
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$137.95
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$36.87
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	83.2%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$40.78
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	90.4%			63	Stop & Shop	$50.76
	East Meadow			NY	New York-Newark-Jersey City	141	141	93.3%				Marshalls, Stew Leonard's	$16.06
(2)	East Meadow Plaza			NY	New York-Newark-Jersey City	195	195	55.9%			31	Lidl, Dollar Deal	$24.95
	Eastport			NY	New York-Newark-Jersey City	48	48	94.1%				King Kullen, Rite Aid	$12.61
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$52.21
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	100.0%				-	$38.52
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	90.9%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.98
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$30.54
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$35.78
(2)	SunVet	M	100%	NY	New York-Newark-Jersey City	168	168	7.2%			40	Whole Foods	$60.23
	Valley Stream			NY	New York-Newark-Jersey City	99	99	90.3%				King Kullen	$30.42
	Wading River			NY	New York-Newark-Jersey City	99	99	84.1%				King Kullen, CVS, Ace Hardware	$23.50
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$27.18
				NY		2,253	2,168	81.6%	87.8%	0	428		$27.18
	Cherry Grove			OH	Cincinnati	203	203	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.93
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.39
	Hyde Park			OH	Cincinnati	397	397	97.3%			100	Kroger, Kohl's, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls, Five Below	$17.04

Supplemental Information 36

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Kroger New Albany Center			OH	Columbus	93	93	100.0%			65	Kroger	$13.60
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$12.16
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.80
	Regency Commons			OH	Cincinnati	34	34	78.8%				-	$27.67
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.50
				OH		1,221	1,221	98.4%	98.4%	90	616		$13.47
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$23.06
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.74
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	84.2%			41	Safeway, Planet Fitness	$20.77
	Northgate Marketplace			OR	Medford	81	81	88.9%			13	Trader Joe's, REI, PETCO	$23.80
	Northgate Marketplace Ph II			OR	Medford	177	177	98.4%				Dick's Sporting Goods, Homegoods, Marshalls	$18.19
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.6%			55	Safeway	$12.53
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$32.96
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	52.1%				-	$33.28
				OR		834	779	89.7%	89.7%	0	215		$21.54
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$18.95
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	97.5%			40	Whole Foods, Planet Fitness	$28.04
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	91.7%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.12
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	99.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$35.43
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$27.73
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	91.1%			51	Weis Markets	$22.40
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	93.2%			56	Acme Markets, Michael's	$19.91
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	87.6%			73	Valley Farm Market, Dollar Tree	$11.49
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	96.7%			25	Grocery Outlet Bargain Market, Planet Fitness	$17.36
				PA		1,112	711	96.4%	96.4%	244	390		$26.97
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Greenwise (Vac 8/29/20)	$30.33
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$18.56
				SC		131	83	100.0%	100.0%	0	59		$25.81
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	97.8%			55	Publix	$16.81
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	99.0%			75	Kroger	$15.53
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.35
				TN		314	314	99.1%	99.1%	0	214		$17.49

Supplemental Information 37

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	98.4%			68	Kroger, Walgreens	$21.53
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	93.9%			106	H.E.B	$13.19
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	98.6%			83	Kroger	$11.90
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$30.31
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$28.35
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	100.0%			63	Kroger	$20.49
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.53
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$51.23
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	97.9%			79	H.E.B.	$25.44
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$17.38
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(WalMart)	$29.61
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	97.4%			64	Tom Thumb	$22.26
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.2%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.92
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	99.1%			100	Kroger	$17.85
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.9%			49	Tom Thumb, Ogle School of Hair Design	$21.13
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$22.02
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	100.0%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$24.99
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.63
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	100.0%			30	Central Market, Talbots	$40.21
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	88.3%			61	Kroger	$14.80
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.69
(2)	Sienna			TX	Houston-Woodlands-Sugar Land	30	30	19.2%				-	$37.38
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.9%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$14.24
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.33
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	95.3%			65	Kroger, Walgreens	$18.67
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	98.9%			84	H.E.B., Pinstack, Baylor Scott & White	$23.94
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.3%			100	Kroger	$17.22
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.79
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.1%			52	Randalls Food, Walgreens, PETCO, Homegoods, Barnes & Noble	$21.44
	Westwood Village			TX	Houston-Woodlands-Sugar Land	206	206	95.3%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$21.17

Supplemental Information 38

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.1%			52	Randalls Food, Walgreens, PETCO, Homegoods, Barnes & Noble	$21.44
				TX		4,029	3,573	97.3%	98.1%	190	1,706		$21.21
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.69
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$34.18
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	108	27	100.0%			58	Safeway	$24.06
(2)	Carytown Exchange	M	67%	VA	Richmond	116	116	94.0%			38	Publix, CVS	$27.10
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	100.0%			55	United States Coast Guard Ex, Planet Fitness	$21.01
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$32.59
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	85.4%			32	Amazon Fresh, Homesense	$31.74
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	91.8%			50	Giant	$26.88
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.4%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$29.18
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	87.8%			18	Aldi, Tractor Supply Company, Harbor Freight Tools	$9.67
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	89.3%			20	PGA Tour Superstore	$32.53
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.74
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	84.1%			63	Amazon Fresh, Planet Fitness	$26.44
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	93.4%			56	Giant	$21.55
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$19.06
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	90.8%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$39.59
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$22.41
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	96.0%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$26.05
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	84.1%			45	Publix, CVS	$25.55
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	80.6%				Fashion K City	$29.00
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	96.7%		141	59	Safeway, (Target), (PetSmart)	$27.48
				VA		3,026	1,670	94.0%	94.0%	141	960		$29.31
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$25.56

Supplemental Information 39

Portfolio Summary Report By State

June 30, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.82
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	97.7%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.75
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$34.93
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	94.8%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.94
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.3%			49	Big 5 Sporting Goods, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$13.13
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$32.45
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	99.2%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$26.04
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$46.00
(2)	Island Village			WA	Seattle-Tacoma-Bellevue	106	106	100.0%			49	Safeway, Rite Aid	$16.26
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	86.2%		40	40	(QFC)	$38.13
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	59.7%				-	$41.75
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	97.9%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.27
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.8%			41	Quality Food Centers, Rite Aid	$26.59
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.6%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$27.26
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.30
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$33.98
				WA		1,836	1,267	97.4%	97.4%	437	532		$27.92

	Regency Centers Total					51,325	43,491	94.6%	95.0%	3,747	16,061		$24.16
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 40

Components of Net Asset Value (NAV)

As of June 30, 2023

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$203,341
Share of JV NOI (page 7)	$23,682
Less: Noncontrolling Interests (page 7)	$(1,902)

Quarterly Base Rent From Leases Signed But Not Yet Commenced
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$5,839
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$7,745

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$152,000
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$10,640
% of Costs Incurred (page 17)	40%
Construction in Progress	$60,800

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$28

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$258,000
Stabilized Yield (page 17)	9%
Annualized Proforma Stabilized NOI	$23,220
% of Costs Incurred (page 17)	46%
Construction in Progress	$118,680

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$503
In-place NOI from In-Process Redevelopments	$(261)

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$7,106
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(242)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$32,602
Outparcels at retail operating properties	8,448
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$66,050

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$61,085
Tenant and other receivables, excluding Straight-line rent receivables	$75,725
Other Assets, excluding Goodwill	$143,902

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,175,340
Accounts payable and other liabilities	$335,058
Tenants' security, escrow deposits	$83,006

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	172,078

Supplemental Information 41

Earnings Guidance

June 30, 2023

Full Year 2023 Guidance (in thousands, except per share data)	2Q YTD	Current Guidance	Previous Guidance
Net Income Attributable to Common Shareholders per diluted share	$1.07	$2.05-$2.09	$2.01-$2.09
Nareit Funds From Operations ("Nareit FFO") per diluted share	$2.11	$4.11-$4.15	$4.07-$4.15
Core Operating Earnings per diluted share (1)	$1.99	$3.89-$3.93	$3.87-$3.93
Same property NOI growth without termination fees	2.0%	+1.0% to +1.5%	+0.5% to +1.5%
Same property NOI growth without termination fees or collection of 2020/2021 reserves	5.0%	+3.0% to +3.5%	+2.5% to +3.5%
Collection of 2020/2021 Reserves (2)	$2,687	+/-$4,000	+/-$4,000
Certain non-cash items (3)	$20,842	+/-$37,500	$34,500-$37,500
G&A expense, net (4)	$47,563	$88,000-$91,000	$88,000-$91,000
Interest expense, net	$82,905	+/-$168,000	+/-$168,000
Recurring third party fees & commissions	$12,663	+/-$25,000	+/-$25,000
Development and Redevelopment spend	$84,768	+/-$130,000	+/-$130,000
Acquisitions	$0	$0	$0
Cap rate (weighted average)	0.0%	0%	0%
Dispositions	$0	+/-$65,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%
Unit issuance (gross)	$20,000	$20,000	$20,000
Share repurchase settlement (gross)	$20,000	$20,000	$20,000

Reconcilliation of Net Income to Earnings Guidance (per diluted share)	Full Year 2023
	Low	High

Net income attributable to common shareholders	$2.05	2.09

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.05	2.05
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$4.11	4.15

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Straight-line rent, net	(0.07)	(0.07)
Above/below market rent amortization, net	(0.15)	(0.15)
Debt premium/discount amortization	0.00	0.00
Core Operating Earnings	$3.89	3.93

Note: The 2023 guidance ranges and assumptions above remain on a Regency stand-alone basis only, and do not factor in any pro forma impacts for the pending Urstadt Biddle transaction. With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 42

Glossary of Terms

June 30, 2023

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 43